SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

PHARMANETICS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

0-25133	56-2098302
(Commission file Number)	(IRS Employer ID Number)

9401 Globe Center Drive, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 582-2600

NA

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated July 31, 2003 of PharmaNetics, Inc. (the “Company”), announcing its operating and financial results for the quarter ended June 30, 2003.

99.2	Transcript of the PharmaNetics, Inc. Second Quarter 2003 Financial Results Conference call on July 31, 2003

Item 12.	Results of Operations and Financial Condition.

On July 31, 2003, PharmaNetics issued a press release announcing its operating and financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. The Company also held a conference call on July 31, 2003 to discuss the financial results for the quarter ended June 30, 2003. A transcript of this conference call is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMANETICS, INC.

Date: August 5, 2003	By:	/s/ JOHN P. FUNKHOUSER
	Name:	John P. Funkhouser
	Title:	Chief Executive Officer